Summary Prospectus September 29, 2026

International Equity ETF

Ticker: WBIE (NYSE Arca)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at im.williamblair.com/investments/resources-us#prospectuses-and-reports-tab. You can also get this information at no cost by calling 1-800-742-7272 or by sending an e-mail request to fundinfo@williamblair.com. The Fund’s Prospectus and Statement of Additional Information, each dated September 29, 2026, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE: The William Blair International Equity ETF (the “Fund”) seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.80%
Other Expenses[1]	None

Total Annual Fund Operating Expenses	0.80%
Fee Waiver and/or Expense Reimbursement*	0.25%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year.
*

William Blair Investment Management, LLC (the “Adviser”) has contractually agreed, through April 30, 2028, to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.55% based on the Fund’s average daily net assets. This contractual waiver may not be terminated before April 30, 2028 without the approval of the Independent Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other exchange-traded funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the Fund’s fee waiver for only the period through which it is in effect). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
International Equity ETF	$56	$204

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is new and therefore does not have a historical portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, including common stocks and other forms of equity investments. The Fund primarily invests in equity securities issued by companies domiciled (i.e., headquartered) outside the U.S. that the Adviser believes have above-average growth, profitability and quality characteristics. Under normal circumstances, the Fund typically holds a limited number of securities (i.e., 40-70 securities). The Adviser seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution. The Fund will generally invest in the stocks of companies with a float adjusted market capitalization larger than $5 billion at the time of purchase. The Fund’s investments are normally allocated among at least ten different countries, and a maximum of the greater of 40% of its net assets or twice the country weight of the MSCI All Country World ex USA Index (“ACWI ex USA”) (net) may be invested in securities of issuers in one country at any given time.

Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The Fund may invest the greater of 40% of its net assets or twice the emerging markets component of the MSCI All Country World ex USA Index (“ACWI ex USA”) (net) in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser generally seeks equity securities, including common stocks, of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Adviser will vary the Fund’s sector and geographic diversification based upon the Adviser’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Events such as war, geopolitical risk, acts of terrorism, social unrest, tariffs and other restrictions on trade, natural disasters, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Foreign Investment Risk. The risks of foreign investments may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding or other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Small and Mid Cap Company Risk. Stocks of small and mid cap companies involve greater risk than those of larger, more established companies. This is because small and mid cap companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Small and mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of small and mid cap companies may be more volatile and less liquid than securities of large capitalized companies.

ETF Structure Risks.

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Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to net asset value (“NAV”) per share and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

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Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in- kind.

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Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than the Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” (as defined below) charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Fund’s listing exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Fund’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Fund’s listing exchange and the corresponding premium or discount to the shares’ NAV may widen. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Fund’s listing exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Fund’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Fund’s listing exchange and the corresponding premium or discount to the shares’ NAV may widen.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance. In addition, because the Fund may focus its investments in a limited number of securities, its performance may be more volatile than a fund that invests in a greater number of securities.

Geographic Risk. To the extent that the Fund invests a significant portion of its assets in any one country or geographic region, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries and geographic regions in which it invests. Investing in any one country or geographic region makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country or geographic region.

New Fund Risk. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it could ultimately liquidate.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Share Ownership Concentration Risk.  Certain shareholders, including other funds or clients advised by the Adviser or an affiliate, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The Fund involves a high level of risk and may not be appropriate for everyone. You should only consider it for the aggressive portion of your portfolio.

FUND PERFORMANCE: Information on the Fund’s annual total returns and average annual total returns will be provided after the Fund has completed a full calendar year of operations. Updated performance information will be available on the Fund’s website at im.williamblair.com or by calling 1-800-742-7272.

MANAGEMENT:

Investment Adviser and Sub-Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund. Tidal Investments LLC is the sub-adviser of the Fund.

Portfolio Managers. Alaina Anderson, Simon Fennell and Andrew Siepker, Partners of the Adviser, and Chandan Khanna, an Associate of the Adviser, co-manage the Fund. Ms. Anderson and Messrs. Fennell, Khanna and Siepker have co-managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES: Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market.

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), will be available on the Fund’s website at im.williamblair.com.

TAX INFORMATION: The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged investment plan. If you are investing through a tax-advantaged investment plan, withdrawals from the tax-advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.